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                                                                   EXHIBIT 23.01

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 2000, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-31140) and related Prospectus of AtheroGenics, Inc. for the Registration of 6,000,000 shares of its common stock.


                                                 /s/ Ernst & Young LLP



Atlanta, Georgia
August 4, 2000